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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                December 6, 2007

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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                     1-13988                     36-3150143
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


       One Tower Lane, Suite 1000
       Oakbrook Terrace, Illinois                         60181
  (Address of principal executive offices)              (Zip Code)

                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

                             -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant  to  Rule  425  under the  Securities  Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant  to  Rule  14a-12   under  the  Exchange  Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

     On December 6, 2007, DeVry Inc. issued a press release announcing the Company's 2007 fall term enrollments at DeVry University. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Forward Looking Statements

     This Form 8-K and the related press release contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements.

     Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007. Readers should also consult the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007.

     These forward-looking statements are based on information as of December 6, 2007, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01         Financial Statements and Exhibits


99.1  Press Release dated December 6, 2007
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DEVRY INC.
                              (Registrant)

Date: December 6, 2007        By: /s/ Richard M. Gunst
                                  ----------------------------------------------
                                  Richard M. Gunst
                                  Senior Vice President, Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX



Exhibit Number    Description
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99.1              Press Release dated December 6, 2007